UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2015

Alliance BioEnergy Plus, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

400 North Congress Avenue, Suite 130, West Palm Beach, FL		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01     Entry into a Material Definitive Agreement

Item 9.01     Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2015, AMG Energy Group, LLC (“AMG”) (a 51%-owned affiliate of Alliance BioEnergy Plus, Inc. (the “Company”)) entered into a series of agreements with various entities to sublicense (the “Sublicense”) its cellulose to sugar process technology (“CTS”) in South Africa (including Lesotho, Swaziland and Botswana, the “Territory”) and to provide for the development of one or more processing plants in the Territory.

AMG presently owns 50% of Carbolosic, LLC, which holds a license from the University of Central Florida Foundation for the CTS technology and AMG has the right to sublicense the CTS technology in North America and Africa. Under the terms of several agreements between the Company and various other parties, AMG sublicensed the CTS technology to Naldogen (Pty) Ltd., an existing South African company, which will be renamed Carbolosic Energy SA PTY LTD (“Carbolosic SA”). Carbolosic SA shall be solely devoted to exploitation of the CTS technology in the Territory. The territory covered by the Sublicense is South Africa, Lesotho, Swaziland and Botswana and the term of the Sublicense is coterminous with the master license (i.e. through July 1, 2032). The consideration for the grant of the License is US$25,000,000 (“License Fee”), which must be paid or guaranteed within six (6) months of the date of the Sublicense agreement. In addition to the license fee, the Sublicense holder will pay AMG a royalty of 3.5% of the revenues on the first CTS plant developed in the Territory and a 5.0% royalty on the revenues of additional plants developed in the Territory.

Carbolosic SA’s shareholders have entered into a Shareholders Agreement whereby, among other matters, it was agreed that ownership of Carbolosic SA shall be held by Tes Projects (Pty) Ltd, a South African company (“Tes”) as to 43.5%, Spearhead Capital Ltd, a Seychelles company (“Spearhead”) as to 24.5%, Jupiter Trust, a South African Trust (“Jupiter”) as to 7.5% and the Company as to 24.5%. TES, Spearhead and Jupiter are all unrelated to the Company. The interests of Tes and Jupiter are delivered in consideration of the funding or guarantee of funding of the License Fee; Spearhead’s interest is in consideration of facilitating the Sublicense transaction; and the Company’s interest is in exchange for the delivery to Carbolosic SA of a 24.5% interest in one of the Company’s CTS sugar extracting plants in the United States.

Item 9.01 Financial Statements and Exhibits.

       (d) Exhibits

None.

SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance BioEnergy Plus, Inc.

By:	/s/ Daniel de Liege
Name: Daniel de Liege
Title: President

Dated: May 18, 2015